                              ROYAL OAK MINES INC.
                         AMENDED STOCK OPTION AGREEMENT




                                                       Effective March 20, 1998

Dear ________,

This agreement ("Agreement") will amend the terms of an option previously granted to you to purchase __________ common shares (the "Common Shares") of ROYAL OAK MINES INC., a corporation organized and existing under the laws of the Province of Ontario, Canada ("Royal Oak").

Royal Oak previously granted to you on or about __________________ (the "Grant Date"), an option to purchase on or before __________________ (the "Expiration Date") __________________ Common Shares at an exercise price of $__________ (Canadian dollars) per share (the "Existing Option"). As of the date of this Agreement, __________ Common Shares of the Existing Option remain unexercised and available for exercise by you. This Agreement, when executed by you and upon satisfaction of the conditions set out in paragraph 2 hereof, will amend the exercise price of the Existing Option and except for such amendment to the exercise price, the terms of the Existing Option as amended by this Agreement (hereafter referred to as the "Amended Option") will be materially the same as the terms of the Existing Option. Provided, however, that the amendment to the exercise price described in this Agreement shall not apply to the purchase of any Common Shares with respect to which you shall have given Royal Oak a notice of election to exercise prior to the satisfaction of the conditions described in paragraph 2 herein.

The terms of the Amended Option are as follows:

1. The Amended Option shall extend to __________ Common Shares, which may be purchased at an exercise price of $1.10 (Canadian) per share, such Amended Option to vest and to be exercisable prior to the Expiration Date in accordance with the following vesting schedule:

         (a) up to __________ Common Shares may be purchased on or after one year after the Grant Date;

         (b) up to __________ Common Shares, together with any option to purchase Common Shares remaining unpurchased under the foregoing paragraph (a), may be purchased on or after two years after the Grant Date; and

         (c) up to __________ Common Shares, together with any option to purchase Common Shares remaining unpurchased under the foregoing paragraphs (a) and (b), may be purchased on or after three years after the Grant Date.

2. The Amended Option is conditional upon receipt of regulatory approvals, including approvals of both The Toronto Stock Exchange and the American Stock Exchange, and upon approval of Royal Oak's shareholders at Royal Oak's 1998 Annual Meeting of Shareholders to be held on or about June 26, 1998, which regulatory and shareholder approvals Royal Oak agrees to seek. In no event shall the Amended Option be exercisable until all such regulatory and shareholder approvals have been obtained. Until all such approvals are obtained, the Existing Option shall be deemed not to have been amended by reason of this Agreement and shall continue to be exercisable in accordance with the terms of the Existing Option unamended, as otherwise confirmed herein.

3. The Amended Option is conditional upon compliance with all applicable Canadian provincial and United States federal and state securities law requirements. The Amended Option may not be exercised until any and all such securities law requirements have been satisfied.

4. The Expiration Date of the Amended Option shall be the same as the Existing Option and, subject to the vesting schedule described in paragraph 1 of this Agreement, be available for exercise until on or before the Expiration Date. If, at any time prior to the Expiration Date, you cease to be an officer, director or employee of Royal Oak or of any subsidiary of Royal Oak, by death, disability or otherwise, then the Amended Option shall terminate on the earlier of 90 days after such event or the Expiration Date, but, subject to the provisions of paragraph 1, the Amended Option will be available for exercise by you or your personal representative during any such period.

5. In the event of any stock split, consolidation, amalgamation, reorganization, reclassification or any other similar change to the authorized or issued share capital of Royal Oak, the exercise price and the number of Common Shares subject to the Amended Option at the time that such change becomes effective shall be adjusted by the Board of Directors of Royal Oak to give effect to such change. You agree that the decision of the Board of Directors in any such case shall be final and binding upon you.

6. Upon your written confirmation and acceptance below and return of this Agreement, the Amended Option shall be irrevocable by Royal Oak and may not be transferred, assigned, pledged or hypothecated by you in any manner (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of the Amended Option in full or in part or of any right or privilege conferred by this Agreement contrary to its provisions, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Agreement, the Amended Option shall thereupon terminate and become null and void.

7. As a condition to the exercise of the Amended Option in full or in part, you shall make such arrangements as Royal Oak may require to satisfy any Canadian or United States federal, state or local withholding tax obligations that may arise in connection with such exercise.

8. As a condition to the exercise of the Amended Option in full or in part, you agree to comply with all applicable securities laws if you elect to resell any of the Common Shares purchased upon such exercise.

9. Each exercise of the Amended Option in full or in part shall be by means of delivery of a notice of election to exercise addressed to the Chief Executive Officer of Royal Oak at its principal executive office, specifying the number of Common Shares to be purchased and accompanied by payment in cash or cheque in the amount of the full exercise price for the Common Shares to be purchased. Upon exercise of the Amended Option in full or in part in accordance with the terms and conditions set forth in this Agreement, you will be entitled to receive certificates for fully paid and non-assessable Common Shares.

10. Neither this Agreement nor the prior grant or existence of the Existing Option shall in any way constitute any form of agreement or understanding binding on Royal Oak or any affiliated company of Royal Oak, express or implied, that Royal Oak, or any affiliated company of Royal Oak, will employ you or contract with you for any length of time, nor shall it interfere in any way with Royal Oak's, or, where applicable, an affiliated company's, right to terminate your employment for any reason at any time, which right is hereby reserved.

11. The acceptance of the terms of this Agreement and the amendment to the exercise price of the Existing Option described herein and the sale of Common Shares issuable upon exercise of the Amended Option may have tax and securities law consequences in Canada and the United States that may depend on your individual circumstances. Accordingly, you acknowledge that you have been advised to consult your personal legal and tax advisors in connection with this Agreement and your dealings in regard to the Existing Option and the Amended Option.

12. This Agreement constitutes the entire agreement between Royal Oak and you and supersedes all prior agreements, understandings and discussions, including the Existing Option, between Royal Oak and you with respect to the subject matter of this Agreement.

If you are in agreement with the foregoing and accept the terms of this Agreement, please sign each of the triplicate originals where indicated below and return two originals to

Royal Oak, whereupon this Agreement shall be deemed to be binding as of the date first written above.

                             ROYAL OAK MINES INC.




                             By:
                                      --------------------------------------
                                      Margaret K. Witte
                                      President and Chief Executive Officer


I HEREBY CONFIRM THE TERMS OF THE "EXISTING OPTION" AND THE NUMBER OF UNEXERCISED OPTIONS THEREUNDER AND DO FULLY ACCEPT AND AGREE TO THE TERMS OF THE "AMENDED OPTION" AS DESCRIBED IN THE ABOVE AGREEMENT.



---------------------------------------------------



Date:                                       , 1998
     --------------------------------------

EXHIBIT 4.1

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
L. Burrus               March 20, 1998        20,000            $1.10            $1.10             March 6, 2002
Assistant Controller

M.K. Witte              March 20, 1998       150,000            $1.10            $1.10           January 1, 2004
President, C.E.O.
Director

J.H. Wood               March 20, 1998        75,000            $1.10            $1.10           January 1, 2004
Chief Financial
Officer

E. Szol                 March 20, 1998        75,000            $1.10            $1.10           January 1, 2004
Executive Vice-
President,
Chief Operating
Officer


J.R. Smrke              March 20, 1998        75,000            $1.10            $1.10           January 1, 2004
Senior Vice-
President


R.F. Burns              March 20, 1998        75,000            $1.10            $1.10           January 1, 2004
Vice-President,
Global Exploration
Director


J.G. Eacott             March 20, 1998        75,000            $1.10            $1.10           January 1, 2004
Vice-President,
Investor Relations


C. Patel                March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Project Director -
Kemess


G. Rockwood             March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Treasurer


J. Collins              March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Project Manager -
Kemess

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
R. Allan                March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Manager - Mining
Projects


L. Connell              March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
Manager,
Environmental Services


B. Robertson            March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
General Manager,
Kemess Mine


B. Shaw                 March 20, 1998        20,000            $1.10            $1.10          October 31, 1998
Manager, Operations,
Kemess Mine (former)


J. Stard                March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
General Manager,
Giant Mine


S. Johnson              March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
Manager, Project
Engineering


K. Leonard              March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
Geologist


N. Volk                 March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
Director, Corporate
Development


D. Carter               March 20, 1998        10,000            $1.10            $1.10           January 1, 2004
Land Manager


J. Houle                March 20, 1998        10,000            $1.10            $1.10           January 1, 2004
Geologist


P. Coad                 March 20, 1998        10,000            $1.10            $1.10           January 1, 2004
Geologist, Timmins

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


M. Robb                 March 20, 1998        10,000            $1.10            $1.10           January 1, 2004
Geologist, Giant


S.J. Hilton             March 20, 1998         7,500            $1.10            $1.10           January 1, 2004
Administrative
Assistant


D. Braid                March 20, 1998        10,000            $1.10            $1.10           January 1, 2004
Senior Mine Engineer


L. Burrus               March 20, 1998        30,000            $1.10            $1.10           January 1, 2004
Assistant Controller


P. Sele                 March 20, 1998         7,500            $1.10            $1.10          October 31, 1998
Accountant (former)


S. Lendrum              March 20, 1998        20,000            $1.10            $1.10           January 1, 2004
Geologist


R. Pfau                 March 20, 1998         7,500            $1.10            $1.10           January 1, 2004
Accountant


J. Juzeler              March 20, 1998         7,500            $1.10            $1.10           January 1, 2004
Administrative
Assistant


M. Miller               March 20, 1998         7,500            $1.10            $1.10           January 1, 2004
Administrative
Assistant


J.C. Lavigne            March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Director


W.J.V. Sheridan         March 20, 1998        40,000            $1.10            $1.10           January 1, 2004
Director, Secretary


A. McNutt               March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Processing Manager,
Kemess

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Barrett              March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Trainer


P. Healy                March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Manager of
Underground Mines,
Timmins


R. Blain                March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Safety & Quality
Assurance, Timmins


G. Savard               March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Manager of
Electrical, Timmins


K. Tyler                March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Chief Geologist,
Timmins


B. Hope                 March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Chief Mine Engineer,
Timmins


N. Resetar              March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Controller, Timmins
Operations


T. Mitchell             March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Manager, Human
Resources, Timmins
Operations


R. Pineault             March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Manager, Human
Resources, Kemess Mine

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


K. Tietz                March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Mill Superintendent,
Timmins


G. Stiles               March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Safety Manager, Kemess


H. Mercer               March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Manager, Human
Resources, Giant Mine


B. Henry                March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Manager of
Administration, Giant
Mine


B.J. Alexander          March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
General Foreman
(OPS), Kemess


M. Hibbets              March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Chief Geologist,
Kemess


R. Moore                March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Mine Superintendent,
Giant


K. Morton               March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Mill Superintendent,
Giant


A. Goetz                March 20, 1998         5,000            $1.10            $1.10           January 1, 2004
Maintenance
Superintendent, Giant

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Canam                March 20, 1998         2,000            $1.10            $1.10           January 1, 2004
Chief Geologist, Giant


J. Phipps               March 20, 1998        10,000            $1.10            $1.10          January 21, 2004
Manager of
Administration


S. Lampe                March 20, 1998        50,000            $1.10            $1.10          October 31, 1998
Treasurer (former)


J. Brand                March 20, 1998        50,000            $1.10            $1.10            March 17, 2002
Controller


P. Bedard               March 20, 1998        40,000            $1.10            $1.10             April 8, 2004
General Manager,
Timmins Operations


E. Szol                 March 20, 1998        65,000            $1.10            $1.10              May 22, 2004
Executive
Vice-President,
Chief Operating
Officer


R. Burns                March 20, 1998        50,000            $1.10            $1.10              June 3, 2004
Vice-President,
Global Exploration,
Director


J. Smrke                March 20, 1998        50,000            $1.10            $1.10              June 3, 2004
Senior Vice-President


J.G. Eacott             March 20, 1998        50,000            $1.10            $1.10              June 3, 2004
Vice-President,
Investor Relations


J. Collins              March 20, 1998       100,000            $1.10            $1.10           August 17, 2004
Project Manager,
Kemess

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
L. Kniert               March 20, 1998         5,000            $1.10            $1.10          October 29, 2004
Mine Manager, Kemess


J. Wood                 March 20, 1998       100,000            $1.10            $1.10          December 7, 2004
Chief Financial
Officer


J. Smrke                March 20, 1998       100,000            $1.10            $1.10          December 7, 2004
Senior Vice-President


J.G. Eacott             March 20, 1998       100,000            $1.10            $1.10          December 7, 2004
Vice-President,
Investor Relations


R. Burns                March 20, 1998       100,000            $1.10            $1.10          December 7, 2004
Vice-President,
Global Exploration,
Director


E. Szol                 March 20, 1998       150,000            $1.10            $1.10          December 7, 2004
Executive
Vice-President
Chief Operating
Officer


M.K. Witte              March 20, 1998       200,000            $1.10            $1.10          December 7, 2004
President, C.E.O.,
Director


J. Brand                March 20, 1998        50,000            $1.10            $1.10          December 7, 2004
Controller


R. Allan                March 20, 1998        40,000            $1.10            $1.10          December 7, 2004
Manager, Mining
Projects


D. Braid                March 20, 1998        40,000            $1.10            $1.10          December 7, 2004
Mine Engineer

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
L. Burrus               March 20, 1998        40,000            $1.10            $1.10          December 7, 2004
Assistant Controller


D. Carter               March 20, 1998        30,000            $1.10            $1.10          December 7, 2004
Land Manager


L. Connell              March 20, 1998        50,000            $1.10            $1.10          December 7, 2004
Manager,
Environmental Services


S. Johnson              March 20, 1998        30,000            $1.10            $1.10          December 7, 2004
Manager, Project
Engineering


S. Lampe                March 20, 1998        50,000            $1.10            $1.10          October 31, 1998
Treasurer (former)


S. Lendrum              March 20, 1998        30,000            $1.10            $1.10          December 7, 2004
Geologist


K. Leonard              March 20, 1998        40,000            $1.10            $1.10          December 7, 2004
Geologist


R. Pineault             March 20, 1998        30,000            $1.10            $1.10          December 7, 2004
Manager, Human
Resources, Kemess Mine


N. Volk                 March 20, 1998        50,000            $1.10            $1.10          December 7, 2004
Director, Corporate
Development


J. Simon                March 20, 1998         2,000            $1.10            $1.10          December 7, 2004
Administrative
Assistant


S. Hilton               March 20, 1998         3,000            $1.10            $1.10          December 7, 2004
Administrative
Assistant

---------------------------------------------------------------------------------------------------------------------

      OPTIONEE              GRANT           NUMBER OF     EXERCISE PRICE    MARKET PRICE ON        EXPIRY DATE
                        (OR AMENDMENT)       SHARES           ($CDN.)        DATE PRIOR TO
                             DATE                                           DATE OF GRANT OR
                                                                               AMENDMENT

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
M. Miller               March 20, 1998         2,000            $1.10            $1.10          December 7, 2004
Administrative
Assistant


P. Sele                 March 20, 1998         2,000            $1.10            $1.10           October 31,1998
Accountant (former)


R. Pfau                 March 20, 1998        10,000            $1.10            $1.10          December 7, 2004
Accountant


J. Phipps               March 20, 1998         2,000            $1.10            $1.10          December 7, 2004
Manager of
Administration


T. Barrett              March 20, 1998         2,000            $1.10            $1.10          December 7, 2004
Trainer


G. Saraspi              March 20, 1998         1,000            $1.10            $1.10          December 7, 2004
Receptionist


A. Rubin Hawes          March 20, 1998       100,000            $1.10            $1.10            March 11, 2005
Counsel


H. Mercer               March 20, 1998        30,000            $1.10            $1.10            March 11, 2005
Manager of Human
Resources, Giant Mine


J. Juzeler              March 20, 1998         2,000            $1.10            $1.10            March 11, 2005
Administrative
Assistant
---------------------------------------------------------------------------------------------------------------------